Exhibit 12.2


                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



           In connection with the Annual Report of G. Willi-Food International Ltd. (the "Company") on Form 20-F for the period ending December 31, 2002 as filed with the Securities and Exchange Commission of the date hereof (the "Report"), I, Gil Hochboim, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.





/s/ Gil Hochboim
---------------------------
    Gil Hochboim
    Chief Financial Officer


    June 30, 2003